UNCONDITIONAL GUARANTY
     For and in consideration of the loan by COMMERCE BANK, N.A. (“Bank”) to SAFEGUARD DELAWARE, INC. and SAFEGUARD SCIENTIFICS (DELAWARE), INC. (jointly, severally and collectively, “Borrower”), which loan is made pursuant to a Loan Agreement dated as of the date hereof (collectively, the “Agreement”), and acknowledging that Bank would not enter into the Agreement without the benefit of this Guaranty, the undersigned SAFEGUARD SCIENTIFICS, INC. (“Guarantor”) hereby unconditionally and irrevocably guarantees to Bank and becomes a surety to Bank for the prompt and complete payment of all Obligations (as defined in the Agreement) and performance by Borrower of the Agreement, in strict accordance with its terms. This Unconditional Guaranty is referred to herein as this “Guaranty”. All terms used without definition in this Guaranty shall have the meaning assigned to them in the Agreement.
     1. If Borrower does not pay any Obligations when due or perform its obligations in strict accordance with the Agreement, Guarantor shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise proceed to complete the same and satisfy all of Borrower’s obligations under the Agreement. The liability of Guarantor hereunder is unlimited. THIS GUARANTY IS A CONTINUING GUARANTY AND SURETYSHIP AGREEMENT AND SHALL CONTINUE IN FORCE, UNTIL ALL OBLIGATIONS HAVE BEEN PAID OR SATISFIED IN FULL AS DETERMINED BY BANK AND BANK HAS NO FURTHER OBLIGATION OR COMMITMENT TO ADVANCE SUMS OR EXTEND ANY CREDIT FACILITY TO BORROWER. GUARANTOR’S OBLIGATIONS HEREUNDER SHALL ALSO BE SUBJECT TO REINSTATEMENT AS PROVIDED IN SECTION 7(c) BELOW. GUARANTOR EXPRESSLY AGREES THAT BORROWER MAY CREATE OR INCUR OBLIGATIONS AND MAY REPAY AND SUBSEQUENTLY CREATE OR INCUR OBLIGATIONS, ALL WITHOUT NOTICE TO GUARANTOR, AND GUARANTOR SHALL BE BOUND THEREBY. ALL ADVANCES TO AND BORROWINGS OF BORROWER FROM BANK SHALL CONSTITUTE ONE SINGLE OBLIGATION GUARANTEED BY GUARANTOR PURSUANT TO THE TERMS HEREOF.
     2. If there is more than one guarantor, the obligations hereunder are joint and several, and whether or not there is more than one guarantor, the obligations hereunder are independent of the obligations of Borrower and any other person or entity, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, to the extent permitted by law. Guarantor’s liability under this Guaranty is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Agreement.
     3. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Agreement or any part thereof; (b) take and hold security for the payment of this Guaranty or the Agreement, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.
     4. Guarantor understands and agrees that (a) Bank may, at any time after the occurrence and during the continuance of an Event of Default, at its discretion, proceed against Guarantor and/or any security for this Guaranty in such order and manner as Bank shall determine in its sole discretion, provided that, Bank shall apply all cash collateral on deposit with Bank or Commerce Capital Markets which is at any time pledged by any Borrower or Guarantor as security for the Obligations toward the Obligations before proceeding against Guarantor; (b) Guarantor’s liability under this Guaranty is not limited to the value or proceeds realized by Bank from a sale or other liquidation of any collateral for this

Guaranty; (c) Bank may, after the occurrence and during the continuance of an Event of Default, proceed against any and all assets of Guarantor to obtain payment hereunder; and (d) to the extent any collateral for this Guaranty secures any other obligations of Guarantor to Bank, Bank may apply such collateral and proceeds thereof to sums owing hereunder and/or such other obligations in such order or manner as Bank shall determine in its sole discretion.
     5. Until all of the amounts that Borrower owes to Bank have been paid in full, Guarantor shall have no right of subrogation or reimbursement, contribution or other rights against Borrower, and Guarantor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower. Guarantor waives all rights to participate in any security now or hereafter held by Bank. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Bank that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Bank shall not have any duty to advise Guarantor of information known to Bank regarding such condition or any such circumstances.
     6. The obligations of Guarantor hereunder are primary, absolute, independent, irrevocable and unconditional. This Guaranty is an agreement of suretyship as well as of guaranty and without being required to proceed first against Borrower or any other person or entity, or against any other security for this Guaranty or the Agreement, Bank may proceed directly against Guarantor upon the occurrence and during the continuance of an Event of Default, provided that, Bank shall apply all cash collateral on deposit with Bank or Commerce Capital Markets which is at any time pledged by any Borrower or Guarantor as security for the Obligations toward the Obligations before proceeding against Guarantor.
     7. (a) Subject to subsection (c) below, this Guaranty shall remain in full force and effect until all of the Obligations are fully paid, complied with and performed.
          (b) If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Agreement are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower’s obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor’s liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred.
          (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if all or any portion of any payment must be returned by Bank for any reason including, without limitation, the insolvency, bankruptcy or reorganization of Borrower, Guarantor or any other guarantor. If at any time a payment or payments by Borrower or Guarantor on any of the Obligations, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the Obligations intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made. Notwithstanding anything herein to the contrary, the obligations of this subsection 7(c) shall survive the repayment of the Obligations and termination of this Guaranty and the Agreement.
     8. The obligations of Guarantor hereunder shall be unconditional and irrevocable, irrespective of:
          (a) the genuineness, validity or enforceability of any of the Loan Documents;

          (b) any limitation of liability of Borrower or any other person or entity contained in the Loan Documents;
          (c) the existence of any security given to secure the Loan Documents;
          (d) any change in Borrower’s financial condition, operations, loan status or collateral position;
          (e) the impossibility or illegality of performance on the part of Borrower of Borrower’s obligations under the Loan Documents;
          (f) any defense that may arise by reason of the incapacity or lack of authority of Borrower, any other guarantor or other person or entity or the failure of Bank to file or enforce a claim against the estate of Borrower in any bankruptcy or other proceedings; or
          (g) any other circumstances, occurrences or conditions, whether similar or dissimilar to any of the foregoing, which might otherwise constitute a legal or equitable defense, discharge or release of a guarantor or surety, except for the defense that all or part of the Obligations have been paid.
     9. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Borrower to Bank; and such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Bank and be paid over to Bank on account of the indebtedness of Borrower to Bank but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.
     10. Upon Bank’s request, Guarantor agrees to complete and sign a financial statement on Bank’s form. Guarantor agrees to pay reasonable attorneys’ fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty. No terms or provisions of this Guaranty may be changed, waived, revoked or amended without Bank’s prior written consent. Should any provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Guaranty, together with any agreements (including without limitation any security agreements or any pledge agreements) executed in connection with this Guaranty, embodies the entire agreement among the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty. Bank may assign this Guaranty without in any way affecting Guarantor’s liability under it. This Guaranty shall inure to the benefit of Bank and its successors and assigns. This Guaranty is in addition to the guaranties of any other guarantors and any and all other guaranties of Borrower’s indebtedness or liabilities to Bank.
     11. Guarantor represents and warrants to Bank that (a) Guarantor has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Guaranty, (b) execution, delivery and performance of this Guaranty do not conflict with or result in a breach of or constitute a default under Guarantor’s Certificate of Incorporation or Bylaws or other organizational documents or agreements to which it is party or by which it is bound, and (c) this Guaranty constitutes a valid and binding obligation, enforceable against Guarantor in accordance with its terms.
     12. Guarantor covenants and agrees that Guarantor shall do all of the following:

          (a) Guarantor shall maintain its corporate existence, remain in good standing in the state of its incorporation, and continue to qualify in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.
          (b) Guarantor shall comply with all statutes, laws, ordinances, directives, orders, and government rules and regulations to which it is subject if non-compliance with such laws could reasonably be expected to adversely affect the financial condition, operations or business of Guarantor.
          (c) At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Guaranty.
     13. Without limiting the rights of Bank under applicable law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Guarantor now or at any time in Bank’s possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, as security for all Guarantor’s obligations hereunder. At any time and from time to time following the occurrence and during the continuance of an Event of Default, or an event which with the giving of notice or passage of time or both would constitute an Event of Default, Bank may without notice or demand, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Borrower or Guarantor against any or all of Guarantor’s obligations hereunder.
     14. Guarantor represents and warrants to Bank that (a) it is owner of all stock of each Borrower and (b) the financial statements of Guarantor and its Affiliates provided to Bank are true and correct in all material respects.
     15. Guarantor hereby fully, finally, unconditionally and irrevocably waives the following:
          (a) Notice of acceptance of this Guaranty by Bank and any notice of the incurring by Borrower of any Obligations; presentment for payment, notice of nonpayment or demand, demand, protest, notice of protest and notice of dishonor or default to any party including Borrower and Guarantor; notice of any change in Borrower’s financial condition, operations, loan status or collateral position; notice of any of the actions described in Section 3 hereof; and all other notices to which Guarantor may be entitled but which may legally be waived.
          (b) Demand for payment as a condition of liability under this Guaranty.
          (c) Any disability of Borrower or defense available to Borrower, including absence or cessation of Borrower’s liability for any reason whatsoever, except for the defense that all or part of the Obligations have been paid.
          (d) Any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety, including, without limitation, any obligation of Bank to proceed against Borrower prior to exercising its rights against Guarantor hereunder, except for the defense that all or part of the Obligations have been paid.

           (e) Any demand for possession of any collateral and any and all rights to subrogation or realization on any of Borrower’s property, including any right to require or participate in the marshalling of Borrower’s assets.
          (f) Any and all right to terminate Guarantor’s obligations hereunder by delivery of written notice to Bank or otherwise.
          (g) All benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof, from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered under any of the Loan Documents or in any replevin or foreclosure proceedings, or otherwise providing for any valuation, appraisal or exemption.
          (h) Any requirement for bonds, security or sureties required by statute, court rule or otherwise.
          (i) Any and all procedural and administrative errors, defects and imperfections in any action by Bank in replevin, foreclosure or other court process or in connection with any other action related to any of the Loan Documents or the transactions contemplated therein to the extent the same are waivable under any applicable law.
     16. This Guaranty has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth without regard to conflict of law principles.
     17. Guarantor hereby consents to the exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to Bank’s election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Guarantor waives any objection which Guarantor may have based on lack of personal jurisdiction, improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon Guarantor, and consents that all such service of process be made by mail or messenger directed to Guarantor at the address set forth below its signature on this Guaranty. Nothing contained in this Section 17 shall affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Guarantor or Guarantor’s property in the courts of any other jurisdiction.
     18. GUARANTOR AND BANK, BY ITS ACCEPTANCE HEREOF, WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE LOAN DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER, GUARANTOR OR BANK WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. GUARANTOR AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE LOAN DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY

UNDERSTANDS ITS TERMS, CONTENTS AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.
     19. As used herein, “Loan Documents” shall mean the Agreement, that certain Note executed by Borrower in favor of Bank dated of even date herewith in the face amount of Twenty Million Dollars ($20,000,000.00), this Guaranty and any other document or agreement executed in connection with any of the foregoing.
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     IN WITNESS WHEREOF, intending to be legally bound hereby the undersigned Guarantor has executed this Guaranty as of November 17, 2006.

SAFEGUARD SCIENTIFICS, INC.
By:	/s/ STEVEN J. FEDER
Name/Title: Steven J. Feder
Vice President

Address: 435 Devon Park Drive Building 800 Wayne, PA 19087

(Signature Page to Guaranty)